UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

BOLDFACE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148722	02-0811868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 Pico Blvd., Suite A

Santa Monica, CA 90405

(Address of principal executive offices) (Zip Code)

(310) 450-4501

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

 On February 26, 2013, BOLDFACE Group, Inc. issued a press release containing an update to its shareholders regarding its financial results and highlights for its second quarter and six months ended December 31, 2012. A copy of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of BOLDFACE Group, Inc., dated February 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2013	BOLDFACE GROUP, INC.

	By:	/s/ Ashumi Kothary
Name: Ashumi Kothary Title: Chief Financial Officer